UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2024

TERRAN ORBITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40170	98-1572314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6800 Broken Sound Parkway NW, Suite 200
Boca Raton, Florida 33487
(Address of Principal Executive Offices)
(561) 988-1704
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LLAP	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	LLAP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 23, 2024, Terran Orbital Corporation (the “Company”) entered into an At The Market Offering Agreement (the “Agreement”) by and between the Company and H.C. Wainwright & Co., LLC (the “Manager”), as sales agent. Pursuant to the prospectus supplement and accompanying base prospectus (the “Prospectus”) relating to the offering of the Company’s common stock, par value $0.0001 per share (the “common stock”), and under terms of the Agreement and the prospectus supplement and the accompanying base prospectus, filed on July 23, 2024, the Company may, from time to time, in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”) issue and sell through or to the Manager, up to a maximum aggregate amount of $98,000,000 of common stock (the “Shares”). Notwithstanding the foregoing, pursuant to that certain convertible note and warrant purchase agreement dated October 31, 2022 (the “CNWPA”) between the Company and Lockheed Martin Corporation (“Lockheed Martin”), the Company is limited to selling 26,362,513 shares of its common stock pursuant to the Prospectus unless the Company obtains Lockheed Martin’s consent to sell more shares of common stock. The issuance and sale of the Shares to or through the Manager from time to time will be effected pursuant to the Company’s effective shelf registration statement on Form S-3, as amended (File No. 333-271093), which was declared effective by the Securities and Exchange Commission on April 18, 2023 (the “Registration Statement”), and the Prospectus.

Pursuant to the terms of the Agreement, the Company may issue and sell the Shares from time to time through the Manager, acting as sales agent or principal, and the Manager agrees to use its commercially reasonable efforts to sell, the Shares on the following terms: (i) the Shares will be sold on a daily basis or otherwise as agreed to by the Company and the Manager on any day that (a) is a day on which the New York Stock Exchange (the “NYSE”) is open for trading, (b) the Company has instructed the Manager to make such sales, and (c) the Company has satisfied its obligations as set forth in the Agreement; (ii) the Company will designate the maximum amount of the Shares to be sold by the Manager daily, if any (subject to the limitations set forth in the Agreement) and the minimum price per Share at which such Shares, if any, may be sold; (iii) the Company has no obligation to sell, and the Manager is not obligated to buy or sell, any of the Shares under the Agreement and may at any time suspend offers under the Agreement or terminate the Agreement, except as otherwise agreed by the Manager and the Company in writing pursuant to a separate terms agreement; and (iv) the offering of the Shares pursuant to the prospectus supplement and the accompanying base prospectus will terminate upon the earlier of (a) the sale of the Shares pursuant to such prospectus supplement and accompanying base prospectus having an aggregate sales price of $98,000,000, and (b) the termination by the Company or the Manager of the Agreement pursuant to its terms.

The Manager may sell Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act, including sales made directly on or through NYSE, the existing trading market for our common stock, sales made to or through a market maker other than on an exchange or otherwise, directly to the Manager as principal, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices, and/or in any other method permitted by law. If we sell shares of our common stock to the Manager as principal at a price per share agreed upon at the time of sale, we will enter into a separate terms agreement with the Manager and we will describe the agreement in a separate prospectus supplement or pricing supplement.

Unless otherwise agreed between the Company and the Manager, settlement for sales of the Shares will occur on the first trading day following the date on which any sales are made. Sales of the Shares will be settled through the facilities of The Depository Trust Company or by such other means as the Company and the Manager may agree. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

The Company will pay the Manager a cash commission of up to 3.0% of the gross sales price of the Shares sold by the Manager pursuant to the Agreement. Pursuant to the terms of the Agreement, the Company also agreed to reimburse the Manager for reasonable fees and expenses of the Manager’s counsel, not to exceed $50,000.

The Company has the right, by giving written notice as specified in the Agreement, to terminate the Agreement in its sole discretion at any time upon 10 business days’ prior written notice. The Manager has the right, by giving written notice as specified in the Agreement, to terminate the provisions of the Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time.

The Agreement contains certain covenants, representations and warranties customary for an agreement of this type. The Company agreed to provide indemnification and contribution to the Manager against certain liabilities, including liabilities under the Securities Act.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement. A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the legal opinion and consent of Akin Gump Strauss Hauer & Feld LLP, counsel to the Company, relating to the validity of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, and the Shares cannot be sold in any state or jurisdiction in which the offer, solicitation, or sale would unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, consisting of a prospectus supplement and the accompanying base prospectus, forming a part of the effective registration statement.

Item 7.01 Regulation FD Disclosure.

On July 23, 2024, the Company issued a press release announcing the Agreement. A copy of the press release is attached hereto and furnished herewith as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP.
10.1	At The Market Offering Agreement, dated July 23, 2024, by and between Terran Orbital Corporation and H.C. Wainwright & Co., LLC.
23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included with the opinion filed as Exhibit 5.1).
99.1	Press Release announcing At The Market Offering Agreement, dated July 23, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAN ORBITAL CORPORATION

Date:	July 23, 2024	By:	/s/ Adarsh Parekh
Adarsh Parekh Executive Vice President and Chief Financial Officer